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                                                       Exhibit 10.1

[CIT Logo]

                                                               May 14, 2004


Diamond Triumph Auto Glass, Inc.
220 Division Street
Kingston, PA  18704

Re:   Waiver and Amendment Number Eight to Financing Agreement (the "Waiver
      ---------------------------------------------------------------------
      and Amendment")
      --------------

Gentlemen:

Reference is made to the Financing Agreement dated March 27, 2000 between The CIT Group/Business Credit, Inc., as lender thereunder ("CITBC") and Diamond Triumph Auto Glass, Inc., as borrower thereunder (the "Company"), as the same has been and may be amended from time to time (the "Financing Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

You have advised us that: you are in violation of the financial covenant set forth in Section 7, Paragraph 9 of the Financing Agreement for the fiscal period ended March 31, 2004.

This Waiver and Amendment confirms our agreement that, solely with respect to said fiscal period, the foregoing violations and/or breaches of the Financing Agreement shall not be deemed to be Defaults and/or Events of Default under the Financing Agreement. On and after the date hereof, you shall be required to remain in compliance with all of the terms and provisions of the Financing Agreement (including, without limitation, the financial covenants referred to above) as amended hereby.

In addition, effective as of March 31, 2004, Section 7, Paragraph 9(a) of the Financing Agreement shall be, and hereby is, amended in its entirety to read as follows:

      "9.   (a)   The Company shall maintain minimum EBITDA, calculated monthly, for each rolling 12-month period in the following amounts:

            Period Ending                       Amount
            -------------                       ------

            April 30, 2004                      $ 8,000,000.00
            May 31, 2004                        $ 8,000,000.00
            June 30, 2004                       $ 8,500,000.00
            July 31, 2004                       $ 8,500,000.00
            August 31, 2004                     $ 9,250,000.00
            September 30, 2004 and the last
            day of each month thereafter        $ 10,500,000.00"
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Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This Waiver and Amendment shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.

In consideration of the foregoing Waiver and Amendment, the Company shall pay to CITBC an amendment fee of $7,500.00 (the "Amendment Fee"). The Amendment Fee shall be fully earned by CITBC, and shall be charged to the Company's loan account upon the Company's execution of this Waiver and Amendment.

This Waiver and Amendment of the Financing Agreement will expire unless the Company executes this Waiver and Amendment and returns it to CITBC (which may be by facsimile transmission with the original received in ordinary course thereafter) prior to 5:00 p.m. Pacific Daylight time on May 20, 2004.

If the foregoing is in accordance with your understanding, please so indicate by signing and returning the enclosed copy of this letter. This Waiver and Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                                           Very truly yours,

                                           THE CIT GROUP/BUSINESS
                                           CREDIT, INC.


                                            By:     /s/ James Karnowski
                                           -------------------------------
                                            Title:  Vice President

Read and Agreed:

DIAMOND TRIUMPH AUTO GLASS, INC.


By:     /s/ Michael Sumsky
       ----------------------------------
Title: President, Chief Financial
       Officer and General Counsel